Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) - Recurring Basis - Significant Other Observable Inputs Assets / (Liabilities) (Level 2) - USD ($)
$ in Thousands
	Dec. 31, 2017	Dec. 31, 2016
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Interest rate swaps	$ (1,967)	$ (1,030)
Bunker swaps	7,027	2,479
Bunker call options	118	1,307
Total	$ 5,178	$ 2,756